UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (date of earliest event reported): September 21, 2007

TERADATA CORPORATION

(Exact Name of Registrant Specified in Charter)

Commission File Number 001-00395

Delaware	75-3236470
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

1700 S. Patterson Blvd.

Dayton, Ohio 45479

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (937) 445-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240, 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240, 13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

As described in the Information Statement (the “Information Statement”) of Teradata Corporation (“Teradata”) filed on August 31, 2007 by NCR Corporation (“NCR”) as Exhibit 99.2 to NCR’s current report on Form 8-K, and incorporated by reference in Teradata’s current report on Form 8-K as filed on September 11, 2007, on September 30, 2007, NCR expects to spin off to holders of shares of NCR common stock as of the close of business on September 14, 2007, all of NCR’s interest in Teradata, its wholly owned subsidiary (the “Spin Off”).

In connection with the Spin Off and related transactions, NCR and Teradata have entered into a Tax Separation Agreement, dated September 21, 2007, between Teradata and NCR, and an Employee Benefits Agreement, dated as of September 21, 2007, between Teradata and NCR. These agreements were filed on September 25, 2007 as Exhibits 10.1 and 10.2, respectively, to NCR’s current report on Form 8-K and are incorporated herein by reference. Descriptions of these agreements were set forth in the Information Statement and are incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation and Bylaws; Change in Fiscal Year.

On September 22, 2007, the Board of Directors of Teradata approved the Amended and Restated Certificate of Incorporation of Teradata (the “Amended and Restated Certificate of Incorporation”), a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference. NCR International, Inc., as the sole shareholder of Teradata at such time, approved the Amended and Restated Certificate of Incorporation at a special shareholders meeting held on September 23, 2007. The effective date of the Amended and Restated Certificate of Incorporation is September 24, 2007. The amendment effects certain technical changes, including changes to clarify the operation of the provisions of the Amended and Restated Certificate of Incorporation in the event that in the future there is more than one class of stock of Teradata outstanding. For example, Article Fourth was amended to specify that a future amendment to Teradata’s Amended and Restated Certificate of Incorporation that changes only the terms of preferred stock issued hereafter need not be approved by Teradata’s common stockholders, subject to certain exceptions.

On September 22, 2007, the Board of Directors of Teradata approved an amendment to the By-laws of Teradata which provides that the deemed date of the Teradata stockholders meeting in 2007 for purposes of determining the time by which stockholders must submit notice of proposed business and director nominations for the 2008 annual stockholders meeting is April 26, 2007. A copy of the Amended and Restated By-laws of Teradata are attached hereto as Exhibit 3.2 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

The following exhibits are attached with this current report on Form 8-K:

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of Teradata Corporation

3.2	Amended and Restated By-laws of Teradata Corporation

10.1	Tax Sharing Agreement, dated as of September 21, 2007, between Teradata Corporation and NCR Corporation (incorporated by reference to Exhibit 10.1 of the current report on Form 8-K filed by NCR Corporation on September 25, 2007)

10.2	Employee Benefits Agreement, dated as of September 21, 2007, between Teradata Corporation and NCR Corporation (incorporated by reference to Exhibit 10.2 of the current report on Form 8-K filed by NCR Corporation on September 25, 2007)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Teradata Corporation

Dated: September 25, 2007	By:	/s/ Laura K. Nyquist
Laura K. Nyquist
General Counsel and Secretary

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Index to Exhibits

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of Teradata Corporation

3.2	Amended and Restated By-laws of Teradata Corporation

10.1	Tax Sharing Agreement, dated as of September 21, 2007, between Teradata Corporation and NCR Corporation (incorporated by reference to Exhibit 10.1 of the current report on Form 8-K filed by NCR Corporation on September 25, 2007)

10.2	Employee Benefits Agreement, dated as of September 21, 2007, between Teradata Corporation and NCR Corporation (incorporated by reference to Exhibit 10.2 of the current report on Form 8-K filed by NCR Corporation on September 25, 2007)

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